UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2025
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2025, FingerMotion, Inc. (the “Company”), its indirect wholly owned subsidiary, Shanghai JiuGe Business Management Co., Ltd. (“JiuGe Management”), and Shanghai Jihaohe Information Technology Co., Ltd. (“Shanghai Jihaohe”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which the Company caused JiuGe Management to acquire all of the intellectual property (including, without limitation, all of the inventions, software in source code or object code, trademarks, copyrights and trade secrets) underpinning the Company’s DaGe platform, in consideration of the issuance by the Company to Shanghai Jiahaohe of 1,500,000 shares of common stock in the capital of the Company. The Asset Purchase Agreement closed on October 2, 2025, and the Company issued the 1,500,000 shares of common stock to Shanghai Jihaohe at a deemed issuance price of $1.57 per share.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Asset Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Asset Purchase Agreement is responsive to and incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On October 2, 2025, the Company issued 1,500,000 fully paid and non-assessable shares of common stock at a deemed issuance price of $1.57 per share to Shanghai Jihaohe pursuant to the closing of the Asset Purchase Agreement. The Company relied upon the exclusion from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), for offshore transactions provided by Rule 903(b) of Regulation S promulgated under the Securities Act for the issuance of such shares.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1†	Asset Purchase Agreement, dated September 30, 2025, by and between Shanghai Jihaohe Information Technology Co., Ltd., FingerMotion, Inc. and Shanghai JiuGe Business Management Co., Ltd.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

(†)      Portions of this exhibit have been omitted as they are both not material and are of the type of information that the registrant treats as private or confidential. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: October 6, 2025	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director